UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2007

Radian Group Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11356	23-2691170
(Commission File Number)	(IRS Employer Identification No.)

1601 Market Street, Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

(215) 231-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 9, 2007, we posted to our website a quarterly operating supplement for the fourth quarter of 2006, providing financial and other statistical information for our financial guaranty business. The quarterly operating supplement is furnished as Exhibit 99.1 to this report.

The information included in, or furnished with, this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Radian’s board of directors approved a “freeze,” effective December 31, 2006, of the Radian Group Inc. Pension Plan (the “Pension Plan”) aimed at preparing for the future termination of the Pension Plan. On February 5, 2007, upon the recommendation of the Compensation and Human Resources Committee of Radian’s board of directors, Radian’s board approved the termination of the Pension Plan, effective June 1, 2007, and also approved the following additional amendments to the Pension Plan:

•

Acceleration of vesting in accrued benefits under the Pension Plan for all participants in the plan who are employees of Radian or its affiliates at any time between December 31, 2006 and the date of termination of the plan; and

•	Enhancement of the distribution options under the Pension Plan to offer an immediate annuity option and an immediate lump sum option in connection with the termination of the plan.

We expect to record an insignificant settlement loss upon termination of the Pension Plan, which remains subject to regulatory approval. A copy of the Pension Plan amendment is filed as Exhibit 10.1 to this report and is incorporated into this Item 5.02 as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

+*10.1	Amendment No. 5 to Radian Group Inc. Pension Plan (Amended and Restated January 1, 1997), dated February 5, 2007.

†99.1	Radian Asset Assurance Inc. – Quarterly Operating Supplement, Fourth Quarter 2006.

+	Management contract.
*	Filed herewith.
†	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.

Date: February 9, 2007	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
Vice President, Securities Counsel

EXHIBIT INDEX

Exhibit No.	Description
+*10.1	Amendment No. 5 to Radian Group Inc. Pension Plan (Amended and Restated January 1, 1997), dated February 5, 2007.

†99.1	Radian Asset Assurance Inc. – Quarterly Operating Supplement, Fourth Quarter 2006.

+	Management contract.
*	Filed herewith.
†	Furnished herewith.